U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 30, 2010

GLOBAL IMMUNE TECHNOLOGIES, INC.

(Exact Name of registrant as specified in its Charter)

Wyoming	0-30520	98-05327255
(State of Incorporation)	Commission File No.	(IRS Employer Identification No.)

45 Brown Street Nova Scotia	B1V 1G2
(Address of principal executive offices)	(Zip Code)

Registrant=s telephone number: (902)   549  -  1133

Secureview Systems, Inc.
TH B-1199 Marinaside Crescent
Vancouver, B.C.
Canada V6Z 2Y2
(Registrant=s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

     . Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01 Other Events

Seattle, WA--(Marketwire – April 30, 2010) -  Global Immune Technologies Inc. (PINKSHEETS: GIMU) today announced that it has taken the steps necessary to become a fully reporting company on the OTCBB and has begun discussions with several companies  in hopes of reaching agreements for acquisition of the best opportunity for shareholders of the company.  The Company is currently conducting due diligence on some very interesting prospects and it looks forward to announcing a decision in the near future.  The Company also has verified that the current outstanding shares as 16,195,645 of which 11,600,000 are free trading.

"The company is certainly excited that the market has expressed such an interest in our stock and progress as a company. We never anticipated such an overwhelmingly positive response," says Investor Relations Advisory Board. "We are working diligently to provide our shareholders with information which will be available on the Pinks Sheets until further notice" they continued.

Forward Looking Statements:

Included in this release are certain "forward-looking" statements, involving risks and uncertainties, which are covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding Lyric Jeans Inc. Such statements are based on management's current expectations and are subject to certain factors, risks and uncertainties that may cause actual results, events and performance to differ materially from those referred to or implied by such statements. In addition, actual or future results may differ materially from those anticipated depending on a variety of factors, including continued maintenance of favorable license arrangements, success of market research identifying new product opportunities, successful introduction of new products, continued product innovation, sales and earnings growth, ability to attract and retain key personnel, and general economic conditions affecting consumer spending, Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Lyric Jeans Inc. does not intend to update any of the forward-looking statements after the date of this release to conform these statements to actual results or to changes in its expectations, except as may be required by law.

Safe Harbor:

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 27E of the Securities Act of 1934. Statements contained in this release that are not historical facts may be deemed to be forward-looking statements. Investors are cautioned that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from that projected or suggested herein due to certain risks and uncertainties including, without limitation, ability to obtain financing and regulatory and shareholder approvals for anticipated actions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Immune Technologies, Inc.

Dated: April 30, 2010

/s/ Donald Perks

By: Donald Perks

Title:  President